                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is made and entered into as of August 11, 1997, between AIG Latin America Equity Partners, Ltd., a Bermuda company (the "Fund") and Brazil Fast Food Corp., a Delaware corporation (the "Company").

                              W I T N E S S E T H :

                  WHEREAS, the Fund and the Company are, simultaneously with this Agreement, entering into a certain Stock Purchase Agreement (the "Stock Purchase Agreement") to provide for the purchase by the Fund of 1,500,000 shares of common stock, par value $0.0001 per share of the Company (the "Common Stock") and five-year warrants to purchase 250,000 shares of Common Stock (the "Warrants").

                  NOW, THEREFORE, in consideration of the respective agreements herein contained and in order to induce the Fund to enter into the Stock Purchase Agreement, the parties hereby agree as follows:


                  1. IMMEDIATE REGISTRATION

                  (a) The Company agrees that within 45 days of the Closing Date, it will cause to be registered under the Securities Act of 1933, as amended (the "Act"), on Form S-3, or any other similar form then in effect, a "shelf" registration statement (the "Shelf Registration") with respect to all of the shares of Common Stock then owned by the Fund, including the shares of Common Stock issuable upon exercise of the Warrants (the "Shares"), and in the event that the Company no longer qualifies to register the Shares on Form S-3, the Company shall file, on demand, one or more successive registration statements on Form S-1. The Company agrees that it will use its best efforts to cause any registration statement filed pursuant to this Section 1 to become effective as soon as practicable after Closing. With respect to any registration statement filed pursuant to this Section 1, if the Fund desires to distribute the shares in an underwritten offering, the managing underwriter or underwriters shall be selected by the Fund, subject to the approval by the Company, which approval shall not be unreasonably withheld or delayed, and the Company agrees to enter into an underwriting agreement in customary form with such underwriters.

                  (b) Notwithstanding the effectiveness of any Registration Statement filed pursuant to this Section 1, the Fund agrees that it will not publicly offer the Shares for sale for a period of one year from the Closing Date, provided that this limitation shall not apply to any sales by the Fund pursuant to any underwritten offering by the Company or any stockholder of the Company, other than the Fund or any sale in connection with a tender or exchange offer, merger or similar transaction.

                  2. PIGGYBACK REGISTRATION

                  (a) If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of any of its stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction under the Act, and to distribute such Common Stock in an underwritten offering, the Company will:

                  (i) give to the Fund written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in any such registration and in such underwriting involved therein, all of the Shares specified in a written request or requests made by the Fund within fifteen (15) days after receipt of such written notice from the Company by the Fund, except as set forth in subsection (b) below.

                  (b) If the Fund desires to distribute any or all of its shares of Common Stock through such underwriting, it shall (together with the Company and the other holders distributing their Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding the foregoing, if in the written opinion of the managing underwriter for such offering, the inclusion of all or a portion of the shares requested to be included in such underwriting will exceed the maximum amount of the Company's Common Stock which can be sold in such offering (the "Total Common Stock") without materially adversely affecting the entire offering, then the Company shall include in such underwriting only that number of shares which the Company is so advised can be sold in such offering without having such adverse effect. The shares of Common Stock which shall be excluded from such offering shall be determined in following manner: (i) first, all shares of Common Stock held by shareholders that do not have a contractual right to include their shares in such offering and (ii) second, to the extent additional shares must be excluded, all shares of Common Stock held by the Company and the shareholders possessing such right (including the Fund), allocated pro rata among the Company and such other holders of Common Stock (including the Fund) in accordance with the ratio that the number or amount of Common Stock that the Company or such shareholders sought to register bears to the Total Common Stock.

                  (c) Notwithstanding the provisions of this Section 2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 2 (irrespective of whether any written request for inclusion of Shares shall have already been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

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
                  3. REGISTRATION PROCEDURES

                  In the case of each registration statement filed, requested to be filed or intended to be filed by the Company pursuant to this Agreement, the Company will keep the Fund advised in writing as to the initiation of each registration and as to the status and completion thereof. At its expense, the Company will:

                  (a) keep such registration statement effective:

                  (i) in the case of the Shelf Registration or the S-1 Registration Statement, until such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such registration statement; and

                  (ii) in the case of the Piggyback Registration Statement, until the earlier of (A) 90 days following the effectiveness of such registration statement and (B) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such registration statement;

                  (b) provide appropriate officers (including, if requested, the Company's Chief Executive Officer and Chief Financial Officer) for such reasonable periods as are requested by the underwriters to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwriting offering;

                  (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith (including, without limitation, any post-effective amendment or pricing supplement necessary to include a form of prospectus reasonably requested by its underwriter) as may be necessary to keep such registration statement continuously effective and to comply with the registration form used by the Company or by the instructions applicable to such registration form or by the Act (and use its best efforts to have such amendments declared effective as soon as reasonably practicable after such filing);

                  (d) furnish such number of prospectuses and other documents related thereto as the Fund may from time to time reasonably request;

                  (e) use its best efforts to obtain the withdrawal or lifting of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Shares for sale in any jurisdiction, at the earliest possible moment;

                  (f) register or qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund or its underwriter reasonably requests, and keep such registration or qualification effective during the period set forth in Section 3(a) above;

                  (g) cause the Shares covered by such registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed or, if no such listing exists, use its best efforts to list the Shares on one of the New York Stock Exchange, the American Stock Exchange or NASDAQ;

                  (h) cause its accountants to issue to the underwriter, if any, or to the Fund, if there is no underwriter, comfort letters and updates thereof, including "cold comfort" letters, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Fund or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

                  (j) make available for inspection by the Fund, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Fund or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Fund, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that the Company may request that customary confidentiality agreements be entered into prior to the delivery of any such information to any such underwriter, attorney, accountant or agent;

                  (k) if the offering is underwritten, at the request of the Fund to furnish on the date that the Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the Fund, stating that such registration statement has become effective under the Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act, (C) nothing has come to the attention of such counsel that would lead it to believe that the Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading and nothing has come to the attention of such counsel that would lead it to believe that the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made and (D) to such other effects as may reasonably be requested by counsel for the underwriters or by the Fund or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and the Fund, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters or the Fund may reasonably request;

                  (l) notify the Fund, at any time a prospectus covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (m) take such other actions as shall be reasonably requested by the Fund.

                  4. PROSPECTUSES, DOCUMENTS, ETC.

                  Prior to the filing of a registration statement pursuant to
Section 1 hereof or upon making a request for piggyback registration pursuant to
Section 2 hereof, the Fund shall furnish to the Company such information regarding the Fund's holdings and the proposed manner of distribution thereof as shall be reasonably required in connection with any registration, qualification or compliance referred to in such Sections, and shall otherwise reasonably cooperate with the Company in the preparation and filing of any registration statement, amendment or supplement required thereunder.

                  5. EXPENSES

                  With respect to the filing of a registration statement pursuant to Section 1 or 2 hereof, the Fund shall pay for (i) all underwriters' discounts and commissions applicable to the sale of the Shares and (ii) the fees of its legal counsel. All other fees and expenses incurred in connection with such a registration shall be borne by the Company, including, but not limited to, (i) all expenses (including filing fees) incurred in connection with qualifying under state securities or Blue Sky laws, (ii) all other filing fees, including SEC and NASD filing fees, (iii) the fees of its legal counsel, (iv) audit and other accounting fees and expenses, and (v) printing costs (together the "Registration Costs").

                  6. INDEMNIFICATION AND CONTRIBUTION

                  (a) In connection with any registration statement, the Company shall indemnify and hold harmless the Fund, each underwriter who participates in an offering of the Shares, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of their respective directors, officers, employees and agents, as follows:

                  (i) from and against any and all loss, liability, claim, damage and expense whatsoever as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto), covering Shares, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) from and against any and all loss, liability, claim, damage and expense whatsoever as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or government agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                  (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursement of counsel chosen by the Fund, or any underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 6(a); provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent that it shall be determined by a court in a judgment not subject to appeal or final review that such loss, liability, claim, damage or expense resulted from an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by the Fund or any underwriter, as the case may be, expressly for use in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) and (ii) the Company shall not be liable to the Fund or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus to the extent that any such loss, liability, claim, damage or expense of the Fund or any underwriter, as the case may be, results from the fact that the Fund or any underwriter, as the case may be, sold Common Stock to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented if the Company had previously furnished copies thereof to the Fund or underwriter, as the case may be, and the loss, liability, claim, damage or expense of the Fund or underwriter, as the case may be, results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the final prospectus.

                  (b) The Fund agrees, severally and not jointly, to indemnify and hold harmless the Company and any underwriter and each of their respective directors, officers (including each officer of the company who signed the registration statement), employees and agents and each Person, if any, who controls the Company or any underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 6 (a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Fund with respect to the Fund expressly for use in such registration statement (or any amendment thereto); provided however, that the Fund shall not be liable for any amount hereunder in excess of the amount of net proceeds received by the Fund from the sale of Shares.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 6, except to the extent that it is materially prejudiced by such failure. In the event that an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, provided, however, that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then in the case of clauses (i) and (ii) of this Section 6 (c) such indemnifying party and counsel for each indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this paragraph, such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this

Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional written release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Notwithstanding the last sentence of Section 6 (c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to Section 6 (a) (iii) above, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party in accordance with such request to the extent it considers reasonable and (2) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 6 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Fund shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnify agreement incurred by the Company and the Fund, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person that was not guilty of such fraudulent misrepresentation. As between the Company and the Fund, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Fund, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expenses, or action in respect thereof; as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Fund, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Fund, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Fund of the Shares agree that it would not be just and equitable if contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 6, each affiliate of the

Fund, and each director, officer, employee, agent and Person, if any, who controls the Fund or such affiliate within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Fund, and each director or officer of the Company who signed the registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                  (f) For purposes of this Section 6 the terms "control", "controlling person" and "underwriter" have the meanings which they have in and under the Act.

                  (g) The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder.

                  7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Fund as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or its subsidiaries or any of their respective properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or Encumbrance of any nature whatsoever upon any of the properties or assets of the Company or subsidiaries.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  8. NEGATIVE COVENANT.

                  The Company may not, without the prior written consent of the Fund, grant any rights to any Persons to register shares of capital stock or securities of the Company, unless and until all of the Shares have been registered pursuant to an effective registration statement in accordance with the provisions hereof.

                  9. MISCELLANEOUS

                  (a) For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Shares remain outstanding, the Company covenants that it will file the reports required to be filed by it under the Act and Section 13(a) or 14(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of the Fund (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Act and (c) take such further action, if any, that is reasonable in the circumstances, in each case, to the extent required from time to time to enable the Fund to sell its Shares without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such rule may be amended from time to time, (ii) Rule 144A under the Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the reasonable request of the Fund, the Company will deliver to the Fund a written statement as to whether it has complied with such requirements.

                  (b) The Fund and the Company acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any State thereof having jurisdiction, in addition to any other remedy to which any of them may be entitled by law or equity.

                  (c) All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered or mailed as provided in the Stock Purchase Agreement.

                  (d) This Agreement, the Stock Purchase Agreement, the Stockholders' Agreement and the Warrant Agreement contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

                  (e) For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  (f) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

                  (g) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Fund, the Company and any transferees of the Shares.

                  (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

                  10. DEFINITIONS

                  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it by the Stock Purchase Agreement.

                  IN WITNESS WHEREOF, the Fund and the Company have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.



BRAZIL FAST FOOD CORP.





By:/s/ P. Van Voorst Vader
   -------------------------------
Name:  P. Van Voorst Vader
Title:  Chief Executive Officer



AIG LATIN AMERICA EQUITY PARTNERS, LTD



By:/s/ Alberto Marcel
   -------------------------------
Name:  Alberto Marcel
Title:  Chief Executive Officer